UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________

October 6, 2006

Date of Report (Date of earliest event reported)

FORTUNA GAMING CORP.

(Exact name of registrant as specified in its charter)

NEVADA	98-0389183
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3273 East Warm Springs Road
Las Vegas, Nevada	89120
(Address of principal executive offices)	(Zip Code)

011 49 211 5838 8018

Issuer's telephone number

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01  OTHER EVENTS

The attached announcement was released to the news media on October 4, 2006, announcing Richard Nikolaus Ritter Von Raffay as President and Director of the Company.  Mr. Von Raffay replaces Mr. Doug Waugh who has resigned, effectively immediately, to pursue other business interests.

.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired:
Not applicable.
(b)	Pro Forma financial information:
Not applicable.
(c)	Exhibits:
99.1 Press Release dated October 4, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNA GAMING CORP.

Date: October 6, 2006	By:	/s/ Richard Von Raffay
Richard Von Raffay
Director, President

 Exhibit 99.1

Press Release

FORTUNA APPOINTS NEW PRESIDENT

LONDON, October 4, 2006 --Fortuna Gaming Corp., (FGAM-OTC Bulletin Board: FGAM.OB), (“the Company”), through its subsidiary Fortuna Gaming (UK) Limited (“Fortuna”) today announced the appointment of Mr. Richard Nikolaus Ritter Von Raffay  as President and Director of the Company.  Mr. Von Raffay replaces Mr. Doug Waugh who has resigned.

Mr. Von Raffay has a Master of Business Administration from the Hamburg University for Economics and Politics and studied management economics and law at the University of Hamburg, law faculty, Hamburg.  During his long and esteemed career Mr. Von Raffay has acted as the Managing Director of Hanseatische Commodity und Capital GmbH, Senior Corporate Finance Adviser at Eutelis GmbH, Ratingen, subsidiary of Deutsche Telekom and France Telekom.  In addition, he has served as a member of the supervisory board of Khan Oppenheimer and Pictet AG in Hamburg.

The Company is excited by the addition of Mr. Von Raffay as its President and looks forward to providing additional updates to shareholders as we move the Company forward.

About Fortuna Gaming Corp.

Fortuna Gaming Corp (the “Company”), was initially  established to pursue acquisitions through its subsidiary Fortuna Gaming (UK) Limited, (“Fortuna”) headquartered in London, England, in the online gaming business. With enactment of recent legislation in the US prohibiting or otherwise restricting the use of electronic payment processing of online bets from US Citizens, management is now reassessing if it is feasible to continue its online gaming efforts or to entertain other business initiatives. Management will update shareholders as it assesses and evaluates it options going forward.

For further information contact:

Fortuna Gaming Corp.

Contact Investor Relations:

North America - Boris Vrabec: 360.226.7643

Europe – Canel Aki: 011.49.211.5838.8018

www.fortunagamingcorp.com

Legal Notice Regarding Forward Looking Statements

The statements in the press release that relate to the company’s expectations with regard to the future impact on the company’s results from acquisitions or actions in development are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The statements in this document may also contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Since this information may contain statements that involve risk and uncertainties and are subject to change at any time, the company’s actual results may differ materially from expected results.